OREO (Tables)	12 Months Ended
Dec. 31, 2019
Real Estate [Abstract]
Analysis of OREO activity
An analysis of OREO activity for the years ended December 31, 2019 and 2018 is as follows:

	For the Year Ended December 31,
	2019	2018
	(Dollars in thousands)
Balance at beginning of period	$5,124	$7,248
Real estate acquired in settlement of loans	2,751	1,622
Sales of OREO, net	(2,771)	(2,847)
Valuation adjustments and donations	(377)	(899)
Balance at end of period	$4,727	$5,124